Exhibit 99.1

Blockfusion, Owner-Operator of a Strategically Located Clean Energy-Powered Data Center, to Go
Public via Business Combination with Blue Acquisition Corp.

●	The surge in demand for HPC and AI compute is driving demand for data center capacity across the industry. Blockfusion’s Niagara Facility has become a sought-after location for customers pursuing high-density HPC/AI deployments. Blockfusion is responding to this demand by upgrading and expanding an already powered and operational facility into a next-generation data center built for GPU-driven workloads.

●	Blockfusion’s owned and operated Niagara Facility, sitting in NYISO Zone-A, is a clean energy-powered data center that can transport data within approximately 1 millisecond to Toronto, and 3.75 milliseconds to both New York City and Boston. The campus, straddles a strategic cross-border power and fiber corridor, surrounded by major HPC and semiconductor companies including Tesla, Yahoo!, and Micron Technology, all concentrated in New York’s SMART I-Corridor innovation hub.

●	Blockfusion currently deploys approximately 46 Tier 1 MWs, with plans to transition to over 100 MWs of Tier 3 capacity on its campus to support next-generation AI workloads. Following expansion guided by leading data center architectural and engineering partners Gensler, JB&B and Thornton Tomasetti, Blockfusion’s already zoned and designed expansion will support power density of 200KW per rack.

●	Blockfusion’s management team brings more than 100 years of combined experience in data center infrastructure. In addition, director nominee Aber Whitcomb (CEO of Salt AI, and co-founder and director of Core Scientific (Nasdaq: CORZ)) is expected to join the post-closing public company board.

●	Blockfusion intends to implement its high-performance (HPC)/AI upgrade plans on an accelerated basis relative to greenfield sites and certain non-powered competitors, leveraging existing power access, diligenced expansion opportunities and disciplined execution strategies to meet increasing GPU demands.

●	The proposed Business Combination with Blue Acquisition attributes a $450 million pre-money equity value to Blockfusion’s business, which will be carried out, after the closing by Blockfusion Data Centers, Inc., securities of which are expected to trade on Nasdaq.

●	Blue Acquisition currently has approximately $204 million of cash in the trust account established at the time of its IPO.

●	Through trust retention and potential financing transactions -expected to include a common equity PIPE - the parties seek to deliver $200 million in proceeds, before transaction expenses, to the go-forward business for AI transition and other working capital purposes.

●	Blockfusion management estimates that the post-HPC/AI transition business may generate as much as $128M in gross revenues and $75M EBITDA by 2028, increasing to $209M gross revenues and $132M by 2030, based on cash-based forecasting methodology and excluding capital expenditure requirements, assuming the successful execution of the Company’s HPC/AI transition plan including capital access, execution of expansion opportunities, and retention of offtake agreement(s) within the expected timeline.

NEW YORK, New York and NEWPORT BEACH, California – November 19, 2025 –- Blockfusion USA, Inc. (“Blockfusion” or the “Company”), a data center infrastructure company, and Blue Acquisition Corp. (Nasdaq: BACC) (“Blue Acquisition”), a publicly traded special purpose acquisition company, today announced that the companies have entered into a definitive business combination agreement (the “Business Combination Agreement”), dated as of November 19, 2025. Upon consummation, if any, of the transaction (the “Closing”), Blockfusion’s business will be operated by the surviving public company, Blockfusion Data Centers, Inc. (“Pubco”).

The terms of the proposed transaction (the “Business Combination” or “Transaction”) include the expected delivery at Closing to former Company security holders of newly-issued Pubco securities with an aggregate value equal to $450 million, based on an implied pre-money enterprise value of Blockfusion of $480 million.

Founded in 2019 by Alex Martini-Lo Manto, Blockfusion’s CEO, and Kant Trivedi, Blockfusion’s COO, Blockfusion owns and operates a Niagara Falls, NY-based data center facility through its subsidiary North East Data, LLC (the “Niagara Facility”).

Blockfusion delivers clean, reliable and production-ready power and infrastructure with 46MWs currently energized and operating. The Company supports customers running power-and compute-intensive workloads that demand predictable performance, near-perfect uptime and resilient network connectivity.

The Company is transitioning to become a next-generation HPC/AI data center in accordance with detailed development plans (the “HPC/AI Development Plan”) already prepared over a 20-month period alongside industry-leading architectural, design and engineering partners. Blockfusion’s current access to power, fiber and approved zoning are expected to provide significant time-to-market advantages over greenfield projects and Blockfusion’s contemplated goal is to provide Tier 3 power to colocation customers within 18-20 months from funded building activities, subject to capital access; securing long-term colocation leasing clients; construction execution; and other factors. Following full implementation, Blockfusion expects to host AI/HPC workloads with 200KW compute loads per GPU rack totaling over 100 MW of Tier 3 capacity.

Blockfusion Co-Founder and Chief Executive Officer Alex Martini-Lo Manto said, “Blockfusion was built to deliver dependable, cost-efficient compute at scale. We converted a retired coal facility into a clean energy-powered data center and showed we can execute complex infrastructure projects with accuracy and discipline. That capability lines up with what the AI market needs as demand for power and high-density capacity accelerates.” Martini added, “We run a strategically positioned platform with a seasoned team, and believe we have a clear path to bringing additional low-cost capacity online. Customers want stability, clean energy and predictable economics. We believe we’re positioned to deliver all three and expect to expand our footprint as the industry continues its build-out. We believe partnering with Blue Acquisition will accelerate that journey.”

The Blue Acquisition team is led by Ketan Seth, Blue Acquisition’s CEO, with over 25 years in investment banking and capital markets experience across the energy and fintech sectors alongside Blue Acquisition Chairman Wesley Clark, four-star general (ret.) and former supreme commander of NATO.

Ketan Seth said, “Following our IPO, and through the extensive network within the Blue Acquisition team, we evaluated numerous qualified companies throughout the sector. Blockfusion stood out immediately. In our view, it represents a compelling opportunity to develop and bring to the public markets a strategically positioned platform transitioning into a high-performance, next-generation AI data center.”

The boards of directors of both Blockfusion and Blue Acquisition have approved the Business Combination, which is expected to close in the first half of 2026, subject to approval by Blue Acquisition shareholders and Blockfusion stockholders, and the satisfaction or waiver of customary closing conditions. Upon the closing of the Business Combination, the post-Closing entity will be named Blockfusion Data Centers, Inc., and its common stock and public warrants are expected to be listed on The Nasdaq Stock Market LLC (“Nasdaq”).

For a summary of the material terms of the transaction, as well as a copy of the business combination agreement and investor presentation, please see the Current Report on Form 8-K to be filed by Blue Acquisition with the U.S. Securities and Exchange Commission (the “SEC”) available at www.sec.gov. Additional information about the Business Combination will be described in the registration statement on Form S-4 relating to the transaction (the “Registration Statement”), which Pubco and Blockfusion will file with the SEC.

Investor Presentation

Blockfusion and Blue Acquisition will host a joint investor presentation today at 10:30am ET to discuss the Business Combination, a transcript of which will be made publicly available after such call.

Advisors

BTIG, LLC and Roberts & Ryan, Inc. are serving as co-placement agents and capital markets advisors to Blue Acquisition. Ellenoff Grossman & Schole LLP is serving as U.S. legal advisor to Blue Acquisition. Appleby (Cayman) Ltd. is serving as Cayman legal counsel to Blue Acquisition. Winston & Strawn LLP is serving as legal advisor to Blockfusion. Kirkland & Ellis LLP is serving as legal advisor to BTIG. ING Financial Markets LLC is serving as financial advisor to Blockfusion. Mayer Brown LLP is serving as legal advisor to ING.

Riveron Consulting LLC is serving as the investor relations advisor on the transaction.

About Blockfusion

Blockfusion is a U.S.-based data center company that designs, builds and operates advanced infrastructure for AI, enterprise and colocation clients. With more than 50 MW of rack space and clean energy sourcing Blockfusion is transitioning to a HPC/AI data center provider enabling high-performance, secure and scalable workloads for the next generation of computing. For more information about Blockfusion, visit Blockfusion’s website at www.blockfusion.com (the content of which is not incorporated into this communication).

About Blue Acquisition

Blue Acquisition is a Cayman Islands blank check company formed to effect a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination.

Additional Information and Where to Find It

In connection with the Business Combination, Pubco and Blockfusion intend to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which includes a preliminary proxy statement of Blue Acquisition and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Business Combination to be effected subject to and in accordance with the terms of the Business Combination Agreement. The definitive proxy statement and other relevant documents will be mailed to shareholders of Blue Acquisition as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Blue Acquisition and/or Pubco will also file other documents regarding the Business Combination with the SEC. This communication does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF BLUE ACQUISITION AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH BLUE ACQUISITION’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT BLUE ACQUISITION, BLOCKFUSION, PUBCO AND THE BUSINESS COMBINATION.

Investors and security holders will also be able to obtain copies of the Registration Statement, the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Blue Acquisition and Pubco, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to: Blue Acquisition Corp., 1601 Anita Lane, Newport Beach CA, 92660; or upon written request to Blockfusion Data Centers, Inc. at 447 Broadway, 2nd Floor, #538, New York, NY 10013, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in Solicitation

Blue Acquisition, Blockfusion, Pubco and their respective directors, executive officers, certain of their equity holders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Blue Acquisition’s shareholders in connection with the Business Combination. A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of Blue Acquisition’s securities are, or will be, contained in Blue Acquisition’s filings with the SEC, including the final prospectus for Blue Acquisition’s initial public offering filed with the SEC on June 12, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Blue Acquisition’s shareholders in connection with the Business Combination, including the names and interests of Blockfusion’s and Pubco’s respective directors or managers and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Pubco and Blockfusion with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Blue Acquisition, Blockfusion or Pubco, or any commodity or instrument or related derivative of Blue Acquisition or Pubco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Business Combination involving Pubco, Blockfusion, and Blue Acquisition, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Blockfusion, Pubco, Blue Acquisition and the Business Combination, statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets that may be held by Blockfusion and Pubco and the value thereof, Pubco’s listing on any securities exchange, the anticipated business of Pubco, plans and use of proceeds, objectives of management for future operations of Pubco, the upside potential and opportunity for investors, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Blue Acquisition’s public shareholders, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Blue Acquisition’s securities; the risk that the Business Combination may not be completed by Blue Acquisition’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Blue Acquisition’s shareholders; failure to realize the anticipated benefits of the Business Combination; the level of redemptions of the Blue Acquisition’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of Blue Acquisition or the shares of Class A common stock, par value $0.0001 per share, of Pubco (“Pubco Class A Common Stock”) to be listed in connection with the Business Combination; the insufficiency of the third-party fairness opinion for the board of directors of Blue Acquisition in determining whether or not to pursue the Business Combination; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after the closing of the Business Combination; risks associated with Blue Acquisition, Blockfusion and Pubco’s ability to consummate the Business Combination timely or at all, including in connection with potential regulatory delays or impediments, costs related to the Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory, tax and technical uncertainty regarding bitcoin and other cryptocurrencies; risks related to the ability of Blockfusion and Pubco to execute their business plans; the risk that demand for data center and high-performance computing infrastructure decreases; challenges in implementing Pubco’s business plan and proposed transition to a HPC/AI data center due to operational and other challenges, including relative to capital access; significant competition and regulation; risks associated with the possibility of Pubco being considered to be a “shell company” by any stock exchange on which Pubco Class A Common Stock will be listed or by the SEC, which may impact Pubco’s ability to list Pubco Class A Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, which could impact materially the time, cost and ability of Pubco to raise capital after the closing of the Business Combination; the outcome of any potential legal proceedings that may be instituted against Pubco, Blockfusion, Blue Acquisition or others in connection with or following announcement of the Business Combination, and those risk factors discussed in documents that Pubco and/or Blue Acquisition filed, or that will be filed, with the SEC, including as will be set forth in the Registration Statement to be filed with the SEC in connection with the Business Combination.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, Blue Acquisition’s Quarterly Reports on Form 10-Q and Blue Acquisition’s Annual Reports on Form 10-K that will be filed by Blue Acquisition from time to time, the Registration Statement that will be filed by Pubco and Blue Acquisition and the Proxy Statement/Prospectus contained therein, and other documents that have been or will be filed by Blue Acquisition and Pubco from time to time with the SEC, including the registration statement on Form S-4 the parties expect to file with the SEC in connection with the Business Combination (the “Registration Statement”). These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Blue Acquisition nor Pubco presently know or that Blue Acquisition and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of Blue Acquisition, Blockfusion, and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Blue Acquisition, Blockfusion, nor Pubco gives any assurance that any of Blue Acquisition, Blockfusion or Pubco will achieve their respective expectations. The inclusion of any statement in this communication does not constitute an admission by Blue Acquisition, Blockfusion or Pubco or any other person that the events or circumstances described in such statement are material.

Operating and Financial Forecasts

This press release contains certain financial and operating forecasts, including statements regarding the future potential business of Blockfusion following the Company’s implementation of its HPC/AI business transaction plans (the “Blockfusion HPC/AI Business”). All such statements with regard to the future potential Blockfusion HPC/AI Business are speculative and forward-looking, and actual results that may be associated with the Blockfusion HPC/AI Business, if established, may be different, perhaps significantly, than management’s current plans, expectations and estimates. All statements in this press release with regard to the Blockfusion HPC/AI Business are based on unaudited forecasts, which take into account numerous assumptions, some or all of which may prove inaccurate. Certain of these assumptions are briefly described in this communication but there are many other assumptions incorporated into the forecasts, all of which have associated risks and uncertainties, as will be further described in the forthcoming public filings to be made in connection with the transaction, including in the Registration Statement. Among these assumptions are assumptions related to Blockfusion’s ability to access material amounts of capital (including estimated $900 million of capital expenditures associated with “core construction” activities associated with the HPC/AI transition, excluding additional expansion costs (predicted to be in the range of $10.5 million per MW), the Company’s ability to attract and retain offtake agreements on favorable terms, to execute on expansion opportunities to increase MW capacity and deployment capabilities and other assumptions. Even if the Blockfusion HPC/AI Business is established in accordance with management’s plans therefor, the future Blockfusion HPC/AI Business may not achieve the results management currently predicts, within the timeline or predicted costs, or at all. Readers of this communication are urged not to place undue reliance on speculative information, as these forecasts may not be indicative of actual future results. The forecasts described herein represent information developed by the Company’s management in October 2025 or as of earlier dates, based on information available to management as of such time. The forecasts have not been updated since their preparation date and may not be updated in connection with the proposed transaction or otherwise. Additionally, aspects of the forecasts incorporate historical information about the Company which is unaudited and has not been reviewed by auditors of Blue Acquisition, Pubco or the Company. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective unaudited financial projections. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the unaudited financial projections.

Industry and Market Data

This communication includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. None of the companies identified in this communication nor any of their respective representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness. Some data are also based on the Company’s good faith estimates, which are derived from both internal sources and the third-party sources. None of the transaction parties nor any of their representatives make any representation or warranty with respect to the accuracy of such information and Blue Acquisition, Pubco and the Company each expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and other metrics or measures related to the future potential Blockfusion HPC/AI Business, following the Company’s transition, assuming such plans are executed in accordance with Company management expectations (as further described above under “Operating and Financial Forecasts”). Note that other companies may calculate non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Blockfusion’s financial results or the potential future results of the Blockfusion HPC/AI Business after the Company’s anticipated transition to become an HPC/AI data center. Therefore, these measures, and other measures that are calculated using such non-GAAP measures, should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Blockfusion’s and Blue Acquisition’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

Contacts:

Investor and Media Relations

April Scee

april.scee@riveron.com

All Other Inquiries:

info@blueaquisition.com